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                                THE SHELBY FUNDS

                   Supplement Dated September 10, 2001 to the
                        Prospectus dated August 1, 2001

The following information supplements the disclosure in the Prospectus on Pages 20 and 21 under the Section titled "Sales Charge Waivers" and restates the information in its entirety:

SALES CHARGE WAIVERS

The sales charge will not apply to purchases of Class A shares by:

     (1) BISYS or any of its affiliates;

     (2) Trustees or officers of the Funds;

     (3) directors or officers of BISYS or the Adviser, or affiliates or bona fide full-time employees of any of the foregoing who have acted as such for not less than 90 days (including members of their immediate families and their retirement plans or accounts);

     (4) retirement accounts or plans (or monies from retirement accounts or plans) for which there is a written service agreement between the Group or Distributor and the plan sponsors, so long as such shares are purchased through the Funds;

     (5) any person purchasing shares within approved asset allocation or "wrap fee" programs sponsored by a financial services organization; and

     (6) accounts for which the Adviser or any of its affiliates act in a fiduciary, advisory, agency or similar capacity.

The sales charge also does not apply to shares sold to representatives of selling brokers and members of their immediate families.

The Distributor and the Adviser, at their expense, may provide compensation to dealers in connection with sales of Shares of the Funds. Shares sold subject to the waiver of the Contingent Deferred Sales Charge are not eligible for the payment of such compensation.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE